April 30, 2002




Dear Contract Holder:

Attached are the December 31, 2001 audited financial statements of Washington National Insurance Company and the February 15, 2002 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 15, 2002.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The February 15, 2002 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 15, 2002 is incorporated herein by reference.

                      Washington National Insurance Company

              Consolidated Financial Statements as of December 31,
               2001 and 2000, and for the years ended December 31,
                               2001, 2000 and 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors and Shareholder
Washington National Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company (the "Company") at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to the merger of Washington National Insurance Company and Wabash Life Insurance Company and its subsidiary which has been accounted for similar to a pooling of interests as described more fully in Notes 1 and 2 to the consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


                                                 /s/ PricewaterhouseCoopers LLP
                                                 ------------------------------
                                                 PricewaterhouseCoopers LLP

April 26, 2002

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2001 and 2000
                              (Dollars in millions)


                                     ASSETS


                                                                                            2001             2000
                                                                                            ----             ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2001 - $4,226.1; 2000 - $4,327.6)...............................................  $4,117.3           $4,159.1
    Equity securities at fair value (amortized cost: 2001-$133.2; 2000-$135.0).........     128.9              132.4
    Mortgage loans.....................................................................     371.1              406.7
    Policy loans.......................................................................     270.6              274.3
    Other invested assets .............................................................      45.9               54.7
                                                                                         --------           --------

          Total investments............................................................   4,933.8            5,027.2


Cash and cash equivalents..............................................................     310.5              113.3
Accrued investment income..............................................................     102.5               98.4
Cost of policies purchased.............................................................     390.4              388.0
Cost of policies produced..............................................................     310.8              272.1
Reinsurance receivables................................................................     334.0              340.5
Goodwill...............................................................................     590.1              676.2
Income tax assets......................................................................     193.8              103.0
Assets held in separate accounts.......................................................      36.0               48.6
Other assets...........................................................................      14.8               33.1
                                                                                         --------           --------

          Total assets.................................................................  $7,216.7           $7,100.4
                                                                                         ========           ========


















                            (continued on next page)




                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           December 31, 2001 and 2000
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                            2001             2000
                                                                                            ----             ----
Liabilities:
    Insurance liabilities..............................................................  $5,408.8           $5,482.4
    Liabilities related to separate accounts...........................................      36.0               48.6
    Investment borrowings..............................................................     275.2               44.6
    Other liabilities..................................................................     474.0              458.3
                                                                                         --------           --------

            Total liabilities..........................................................   6,194.0            6,033.9
                                                                                         --------           --------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding).....................     986.4              986.4
    Accumulated other comprehensive loss...............................................     (57.8)             (82.6)
    Retained earnings..................................................................      94.1              162.7
                                                                                         --------           --------

            Total shareholder's equity.................................................   1,022.7            1,066.5
                                                                                         --------           --------

            Total liabilities and shareholder's equity.................................  $7,216.7           $7,100.4
                                                                                         ========           ========


























                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2001, 2000 and 1999
                              (Dollars in millions)

                                                                       2001         2000         1999
                                                                       ----         ----         ----
Revenues:
   Insurance policy income........................................    $481.9       $522.8       $ 553.3
   Net investment income..........................................     378.9        400.5         461.1
   Net losses from sale of investments............................     (59.2)       (70.7)        (16.7)
   Other .........................................................       9.5         14.4          14.6
                                                                      ------       ------       -------

       Total revenues.............................................     811.1        867.0       1,012.3
                                                                      ------       ------       -------

Benefits and expenses:
   Insurance policy benefits......................................     593.9        568.1         571.8
   Amortization ..................................................     130.4        150.5         130.7
   Other operating costs and expenses.............................     126.5        166.3         144.1
                                                                      ------       ------       -------

       Total benefits and expenses................................     850.8        884.9         846.6
                                                                      ------       ------       -------

       Income (loss) before income taxes and minority interest....     (39.7)       (17.9)        165.7

Income tax expense (benefit)......................................     (11.7)        (1.1)         61.6
                                                                      ------       ------       -------

       Income (loss) before minority interest.....................     (28.0)       (16.8)        104.1

Minority interest.................................................        -           -             3.9
                                                                      ------       ------       -------

       Net income (loss)..........................................    $(28.0)      $(16.8)      $ 100.2
                                                                      ======       ======       =======























                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 2001, 2000 and 1999
                              (Dollars in millions)


                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                                 Total     paid-in capital       income (loss)     earnings
                                                                 -----     ---------------       -------------     --------
Balance, December 31, 1998..................................  $1,099.2        $877.1                $  18.6         $203.5

Comprehensive income, net of tax:
   Net income...............................................     100.2            -                      -           100.2
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax expense
     of $68.6)..............................................    (127.4)           -                  (127.4)            -
                                                              --------

         Total comprehensive loss...........................     (27.2)

   Cash capital contribution from parent....................      50.0          50.0                     -              -
   Contribution of remaining equity interest in subsidiary
     by parent..............................................      56.1          59.7                   (3.6)            -
   Dividends on common stock................................     (46.5)           -                      -           (46.5)
                                                              --------        ------                -------         ------

Balance, December 31, 1999..................................   1,131.6         986.8                 (112.4)         257.2

Comprehensive income, net of tax:
   Net loss.................................................     (16.8)           -                      -           (16.8)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax expense
       of $16.0)............................................      29.8            -                    29.8             -
                                                              --------

         Total comprehensive income.........................      13.0

   Other....................................................       (.4)          (.4)                    -              -

   Dividends on common stock................................     (77.7)           -                      -           (77.7)
                                                              --------        ------                -------         ------

Balance, December 31, 2000..................................   1,066.5         986.4                  (82.6)         162.7

Comprehensive loss, net of tax:
   Net loss.................................................     (28.0)           -                      -           (28.0)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax
     expense of $14.4)......................................      24.8            -                    24.8             -
                                                              --------

       Total comprehensive loss.............................      (3.2)

   Dividends on common stock................................     (40.6)           -                      -           (40.6)
                                                              --------        ------                -------         ------

Balance, December 31, 2001..................................  $1,022.7        $986.4                $ (57.8)        $ 94.1
                                                              ========        ======                =======         ======

                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
              for the years ended December 31, 2001, 2000 and 1999
                              (Dollars in millions)

                                                                       2001         2000         1999
                                                                       ----         ----         ----
Cash flows from operating activities:
   Net income (loss).............................................. $   (28.0)     $ (16.8)    $   100.2
   Adjustments to reconcile net income (loss) to net
     cash provided (used) by operating
     activities:
       Amortization and depreciation..............................     132.7        150.9         131.0
       Income taxes...............................................     (40.8)       (14.0)         24.4
       Insurance liabilities......................................    (202.2)      (152.2)       (378.1)
       Accrual and amortization of investment income..............       1.3         (2.1)        (18.2)
       Deferral of cost of policies produced and purchased........     (88.6)      (111.8)       (115.8)
       Net losses from sale of investments........................      59.2         70.7          16.7
       Other......................................................      20.4         (2.8)         69.2
                                                                   ---------      -------     ---------

           Net cash used by operating activities..................    (146.0)       (78.1)       (170.6)
                                                                   ---------      -------     ---------

Cash flows from investing activities:
   Sales of investments...........................................   3,137.9        961.5       3,371.5
   Maturities and redemptions.....................................     252.7        173.7         241.6
   Purchases of investments.......................................  (3,341.7)      (784.9)     (3,268.5)
   Other..........................................................       5.5         (1.4)        (81.3)
                                                                   ---------      -------     ---------

           Net cash provided by investing activities..............      54.4        348.9         263.3
                                                                   ---------      -------     ---------

Cash flows from financing activities:
   Capital contribution...........................................        -            -           50.0
   Deposits to insurance liabilities..............................     502.8        491.5         521.2
   Investment borrowings..........................................     230.6       (192.0)        (33.7)
   Withdrawals from insurance liabilities.........................    (429.8)      (653.5)       (583.2)
   Dividends paid on common stock.................................     (14.8)       (31.2)        (46.5)
                                                                   ---------      -------     ---------

           Net cash provided (used) by financing activities.......     288.8       (385.2)        (92.2)
                                                                   ---------      -------     ---------

           Net increase (decrease) in cash and
              cash equivalents....................................     197.2       (114.4)           .5

Cash and cash equivalents, beginning of period....................     113.3        227.7         227.2
                                                                   ---------     --------     ---------

Cash and cash equivalents, end of period.......................... $   310.5      $ 113.3     $   227.7
                                                                   =========      =======     =========










                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES:

     Basis of Presentation

     On December 5, 1997, Conseco, Inc. ("Conseco") completed the acquisition of Washington National Insurance Company ("we" or the "Company"). Shareholders of the Company's former parent received $33.25 in cash per common share. The acquisition was accounted for using the push-down purchase method of accounting with an effective date of December 1, 1997. Under this method, the total cost to acquire the Company was allocated to the assets and liabilities based on their fair value, with the excess of the total purchase cost over the fair value of the net assets acquired recorded as goodwill.

     On June 30, 1999, our parent made a contribution to our capital consisting of the 28.7 percent interest in United Presidential Life Insurance Company ("UPI") we did not previously own. The value contributed of $56.1 million was recorded based on carrying value. Prior to June 30, 1999, the operations of UPI were consolidated in our financial statements, with our parent's ownership interest recorded as minority interest.

     The consolidated financial statements include the effect of the June 30, 2001, merger of Wabash Life Insurance Company ("Wabash", a wholly owned subsidiary of Conseco since its acquisition effective July 1, 1996) into the Company. This merger has been accounted for similar to a pooling of interests, as both companies are under common control. Therefore, the assets and liabilities of each company have been combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been restated for all periods presented as if the companies had always been combined. Intercompany transactions among the consolidated companies have been eliminated in consolidation. In addition, effective December 31, 2001, UPI was merged into Conseco Life Insurance Company ("Conseco Life"), which had been a wholly owned subsidiary of Wabash, with Conseco Life being the surviving corporation. Such merger was also accounted for similar to a pooling of interests and had no effect on the consolidated financial statements as both Conseco Life and UPI were wholly owned subsidiaries of the Company.

     The Company and its subsidiary (Conseco Life) are life insurance companies domiciled in Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. Conseco is a financial services holding company with subsidiaries operating throughout the United States. Conseco's insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance and other insurance products. Conseco's finance subsidiaries originate, securitize and service manufactured housing, home equity, home improvement, retail credit and floorplan loans. Conseco's operating strategy is to grow its business by focusing its resources on the development and expansion of profitable products and strong distribution channels, to seek to achieve superior investment returns through active asset management and to control expenses.

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, certain notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. We include any unrealized gain or loss on trading securities in net gains (losses) from sales of investments.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Other invested assets include trading securities and certain non-traditional investments. Trading securities are carried at market value with the change in value recognized as a charge to net income (loss). These securities are expected to be sold in the near term. Non-traditional investments include investments in certain limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy: (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as the cost of policies purchased. We also defer renewal commissions paid in excess of ultimate commission levels related to the purchased policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we use to determine the value of the cost of policies purchased is the rate of return we need to earn in order to invest in the business being acquired. In determining this required rate of return, we consider many factors including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) the cost of our capital required to fund the acquisition; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the acquired company's compatibility with other Company activities that may favorably affect future cash flows; (v) the complexity of the acquired company; and (vi) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. Our analysis indicates that the anticipated ongoing cash flows from the earnings of the Company extend beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, we have amortized goodwill on a straight-line basis generally over a 40-year period. The total accumulated amortization of goodwill was $99.1 million and $79.1 million at December 31, 2001 and 2000, respectively. Pursuant to generally accepted accounting principles in effect at December 31, 2001, we have determined that goodwill is fully recoverable from projected undiscounted net cash flows from our earnings over the remaining amortization period. If we had determined that the undiscounted projected cash flows no longer supported the recoverability of goodwill over the remaining amortization period, we would have reduced its carrying value with a corresponding charge to expense or shortened the amortization period (no such charges have occurred). See "Recently Issued Accounting Standards" below for a discussion of new accounting standards applicable to goodwill which are effective beginning on January 1, 2002.

     In connection with the acquisition of the Company and its subsidiary by Conseco, tax liabilities were established for potential tax contingencies at the time of the acquisition. In 2001, we determined that some of these liabilities for potential tax contingencies are no longer needed. When these liabilities were reduced, we also reduced goodwill by $66.1 million.

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.3 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $150.7 million, $221.3 million and $367.4 million for the years ended December 31, 2001, 2000 and 1999, respectively. Of the cost of reinsurance ceded, approximately $35.4 million, $67.1 million and $93.6 million for the years ended December 31, 2001, 2000 and 1999, respectively, were from transactions with affiliates of the Company. A receivable is recorded for the reinsured portion of insurance policy benefits paid and liabilities for insurance products. Reinsurance recoveries netted against insurance policy benefits totaled

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


$87.8 million, $113.0 million and $268.3 million in 2001, 2000 and 1999, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $24.1 million, $59.3 million and $112.6 million in 2001, 2000 and 1999, respectively.

     At December 31, 2001, 2000 and 1999, approximately 35 percent, 45 percent and 56 percent, respectively, of our total reinsurance recoverables were from subsidiaries of Conseco.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, a valuation allowance will be established.

     Minority Interest

     Prior to June 30, 1999, our consolidated financial statements included all of the assets, liabilities, revenues and expenses of UPI, even though we did not own all of UPI's common stock. We made a charge against consolidated income for the share of earnings allocable to minority interests. We recorded the equity of UPI allocable to the minority interest separately on our consolidated balance sheet. On June 30, 1999, our parent made a contribution to our capital consisting of the 28.7 percent interest in UPI we did not previously own. Accordingly, there was no need for the minority interest charge in periods after that date.

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. Such borrowings averaged $126.1 million during 2001 and $47.9 million during 2000. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 3.3 percent and 6.1 percent in 2001 and 2000, respectively. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2001). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, insurance liabilities, liabilities related to litigation, guaranty fund assessment accruals and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                              2001                        2000
                                                                   ------------------------     --------------------------
                                                                   Carrying           Fair       Carrying            Fair
                                                                    Amount            Value       Amount             Value
                                                                    ------            -----       ------             -----
                                                                                    (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $4,117.3        $4,117.3      $4,159.1        $4,159.1
   Equity securities............................................      128.9           128.9         132.4           132.4
   Mortgage loans...............................................      371.1           369.7         406.7           401.5
   Policy loans.................................................      270.6           270.6         274.3           274.3
   Other invested assets........................................       45.9            45.9          54.7            54.7
   Cash and cash equivalents....................................      310.5           310.5         113.3           113.3

Financial liabilities:
   Insurance liabilities for interest-sensitive products (1)....    4,375.7         4,375.7       4,424.3         4,424.3
   Investment borrowings........................................      275.2           275.2          44.6            44.6

--------------------

(1) The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2001 and 2000. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for interest-sensitive products. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Recently Issued Accounting Standards

     The FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Long-Lived Assets" ("SFAS 144") in August 2001. This standard addresses the measurement and reporting for impairment of all long- lived assets. It also broadens the definition of what may be presented as a discontinued operation in the consolidated

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

statement of operations to include components of a company's business segments. SFAS 144 requires that long-lived assets currently in use be written down to fair value when considered impaired. Long-lived assets to be disposed of are written down to the lower of cost or fair value less the estimated cost to sell. The Company is required to implement this standard beginning January 1, 2002. We do not expect that the adoption of this standard will have a material effect on our financial position or results of operations.

     The FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangible Assets" in June 2001. Under the new rules, intangible assets with an indefinite life will no longer be amortized in periods subsequent to December 31, 2001, but will be subject to annual impairment tests (or more frequent under certain circumstances), effective January 1, 2002. The Company has determined that all of its goodwill has an indefinite life and is therefore subject to the new rules. Application of the nonamortization provisions is expected to improve our financial results by approximately $20 million in the year ended December 31, 2002.

     SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method, and prospectively prohibits the use of the pooling-of-interests method.

     Pursuant to SFAS 142, the goodwill impairment test has two-steps. The first step consists of determining the estimated fair value of the Company. The estimated fair value will be compared to the Company's book value. If the estimated fair value exceeds the carrying amount, the test is complete and goodwill is not impaired. If the fair value is less than the carrying value, the second step of the impairment test must be performed. SFAS 142 is required to be adopted as of January 1, 2002. The significant factors used to determine the estimated fair value of the Company include analyses of industry market valuation, historical and projected performance of the Company and discounted cash flow analysis, which are currently in process. If the carrying value of the Company exceeds estimated fair value, we will be required to complete the second step. This step is more complex than the first because it involves the valuation of all assets and liabilities, and then comparison of our "implied goodwill" with the carrying value of our goodwill. If the carrying value exceeds the implied value in the initial application of this standard, an impairment loss is recognized as a cumulative effect of a change in accounting standard. Subsequent impairments, if any, would be classified as an operating expense.

     The Company is currently evaluating the carrying value of goodwill under this standard. The amount of any potential impairment is unknown at this time and is dependent upon the calculation of the estimated fair market value of the Company, which is currently in process. Although this standard will increase the Company's results of operations in the future due to the elimination of goodwill amortization from our statement of operations, any impairments would result in a charge calculated as discussed in the preceding paragraphs.

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 133") requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income (loss), depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. We adopted SFAS 133 on January 1, 2001. The initial adoption of the new standard did not have a material impact on the Company's financial position or results of operations and there was no cumulative effect of an accounting change related to its adoption.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


2.   MERGER:

     Effective June 30, 2001, Wabash was merged with the Company, with the Company being the surviving corporation. At the time of the merger, all outstanding shares of Wabash's common stock were cancelled. Each share of common stock of the Company issued and outstanding at June 30, 2001, remained outstanding as the common stock of the merged company. As described in note 1, the consolidated financial statements include the assets and liabilities of Wabash at December 31, 2001 and 2000, and its results of operations, changes in shareholder's equity and cash flows for the three years ended December 31, 2001, as if the companies had always been combined. The impact of the merger on certain balances reflected in the consolidated financial statements was as follows:

                                                                       Amount prior
                                                                         to effect                  Reported
                                                                         of merger      Wabash       amount
                                                                         ---------      ------       ------
                                                                                 (Dollars in millions)
2000
----
Actively managed fixed maturites.......................................   $1,498.1     $2,661.0     $4,159.1
Total investments......................................................    1,700.4      3,326.8      5,027.2
Cost of policies purchased.............................................      166.9        221.1        388.0
Cost of policies produced..............................................       32.3        239.8        272.1
Reinsurance receivables................................................       91.5        249.0        340.5
Goodwill...............................................................       59.4        616.8        676.2
Total assets...........................................................    2,170.5      4,929.9      7,100.4
Insurance liabilities..................................................    1,663.4      3,819.0      5,482.4
Total liabilities......................................................    1,817.3      4,216.6      6,033.9
Total shareholder's equity.............................................      353.2        713.3      1,066.5
Insurance policy income................................................      151.5        371.3        522.8
Net investment income..................................................      132.4        268.1        400.5
Total revenues.........................................................      268.3        598.7        867.0
Insurance policy benefits..............................................      177.0        391.1        568.1
Amortization...........................................................       24.7        125.8        150.5
Total benefits and expenses............................................      241.7        643.2        884.9
Net income (loss)......................................................       18.2        (35.0)       (16.8)

                                                                        Amount prior
                                                                          to effect                 Reported
                                                                          of merger      Wabash      amount
                                                                          ---------      ------      ------
                                                                                  (Dollars in millions)
1999
----
Insurance policy income................................................     $150.5       $402.8     $  553.3
Net investment income..................................................      156.3        304.8        461.1
Total revenues.........................................................      299.5        712.8      1,012.3
Insurance policy benefits..............................................      168.2        403.6        571.8
Amortization...........................................................       22.6        108.1        130.7
Total benefits and expenses............................................      213.1        633.5        846.6
Net income (loss)......................................................       52.4         47.8        100.2

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


3.   INVESTMENTS:

     At December 31, 2001, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                       (Dollars in millions)
Investment grade:
   Corporate securities................................................  $2,539.2       $21.0       $102.2      $2,458.0
   United States Treasury securities and obligations of
     United States government corporations and agencies................      60.1         2.6           .3          62.4
   States and political subdivisions...................................      38.9          .9           .5          39.3
   Debt securities issued by foreign governments.......................      24.6         1.1           .1          25.6
   Mortgage-backed securities .........................................   1,311.3        19.1         12.0       1,318.4
Below-investment grade (primarily corporate securities)................     252.0         2.7         41.1         213.6
                                                                         --------       -----       ------      --------

     Total actively managed fixed maturities...........................  $4,226.1       $47.4       $156.2      $4,117.3
                                                                         ========       =====       ======      ========

Equity securities......................................................  $  133.2       $  .9       $  5.2      $  128.9
                                                                         ========       =====       ======      ========


     At December 31, 2000, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                       (Dollars in millions)
Investment grade:
   Corporate securities................................................  $2,604.6       $13.0       $142.2      $2,475.4
   United States Treasury securities and obligations of
     United States government corporations and agencies................      66.6         1.9           .1          68.4
   States and political subdivisions...................................      25.7          .4           .2          25.9
   Debt securities issued by foreign governments.......................      24.9          .4           .7          24.6
   Mortgage-backed securities .........................................   1,351.8        13.1         14.6       1,350.3
Below-investment grade (primarily corporate securities)................     254.0          .5         40.0         214.5
                                                                         --------       -----       ------      --------

     Total actively managed fixed maturities...........................  $4,327.6       $29.3       $197.8      $4,159.1
                                                                         ========       =====       ======      ========

Equity securities......................................................  $  135.0       $ 1.4       $  4.0      $  132.4
                                                                         ========       =====       ======      ========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Accumulated other comprehensive loss is primarily comprised of unrealized losses on actively managed fixed maturity investments. Such amounts, included in shareholder's equity as of December 31, 2001 and 2000, were summarized as follows:


                                                                                                        2001       2000
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)

Unrealized losses on investments..................................................................... $(117.0)   $(176.5)
Adjustments to cost of policies purchased and cost of policies produced..............................    26.5       46.8
Deferred income tax benefit..........................................................................    32.7       47.1
                                                                                                      -------    -------

       Accumulated other comprehensive loss.......................................................... $ (57.8)   $ (82.6)
                                                                                                      =======    =======


     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2001, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.


                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                   (Dollars in millions)
Due in one year or less........................................................................   $   25.7      $   25.9
Due after one year through five years..........................................................      226.6         227.7
Due after five years through ten years.........................................................      883.6         864.5
Due after ten years............................................................................    1,778.9       1,680.8
                                                                                                  --------      --------

     Subtotal..................................................................................    2,914.8       2,798.9
Mortgage-backed securities.....................................................................    1,311.3       1,318.4
                                                                                                  --------      --------

        Total actively managed fixed maturities ...............................................   $4,226.1      $4,117.3
                                                                                                  ========      ========

     Net investment income consisted of the following:

                                                                       2001         2000          1999
                                                                       ----         ----          ----
                                                                            (Dollars in millions)
Actively managed fixed maturity securities........................    $313.5       $331.1        $338.6
Equity securities.................................................       2.1          4.6          18.6
Equity securities - affiliated....................................       8.1          7.8          19.2
Mortgage loans....................................................      32.4         34.8          39.8
Policy loans......................................................      18.1         15.9          20.3
Other invested assets.............................................       1.5          5.9          18.6
Cash and cash equivalents.........................................       6.6          4.2           9.4
                                                                      ------       ------        ------

   Gross investment income........................................     382.3        404.3         464.5
Investment expenses...............................................       3.4          3.8           3.4
                                                                      ------       ------        ------

     Net investment income........................................    $378.9       $400.5        $461.1
                                                                      ======       ======        ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The carrying value of fixed maturity investments that were not accruing investment income totaled $16.6 million, $4.5 million and $.3 million in 2001, 2000 and 1999, respectively.

     Investment losses, net of investment expenses, were included in revenue as follows:

                                                                       2001         2000         1999
                                                                       ----         ----         ----
                                                                           (Dollars in millions)
Fixed maturities:
   Gross gains....................................................    $ 48.0       $  6.0       $ 17.5
   Gross losses...................................................     (43.7)       (27.6)       (16.8)
   Other than temporary decline in fair value.....................     (44.4)       (28.7)          -
                                                                      ------       ------       ------

       Net investment gains (losses) from fixed maturities before
         expenses.................................................     (40.1)       (50.3)          .7

Equity securities.................................................       (.2)          .5          1.8
Other than temporary decline in fair value of equity securities
   and other invested assets......................................      (7.0)        (9.5)          -
Other.............................................................      (2.6)        (2.4)        (1.2)
                                                                      ------       ------       ------

       Net investment gains (losses) before expenses..............     (49.9)       (61.7)         1.3
Investment expenses...............................................       9.3          9.0         18.0
                                                                      ------       ------       ------

       Net investment losses......................................    $(59.2)      $(70.7)      $(16.7)
                                                                      ======       ======       ======

     The Company holds $199.2 million of fixed maturity investments issued by non-affiliated special purpose entities (the "trusts"). The trusts were established to invest in various assets and issue debt and equity securities as permitted by the trusts' indentures. The accounting policies of the trusts are similar to ours. The Company and certain other subsidiaries of Conseco hold all of the debt issued by the trusts; a nonaffiliated party owns the equity securities. The trusts are not permitted to incur additional debt and do not hold derivative instruments.

     At December 31, 2001, the carrying value of the investments on the trusts' books approximates the value of the fixed maturity investments held by Conseco's subsidiaries. Approximately 25 percent of the trusts' investments are held in zero-coupon government bonds, 33 percent are held in other fixed maturity investments, 21 percent are held in various limited partnership investments, 11 percent are held in the common stock of TeleCorp PCS, Inc., 6 percent are held in mortgage loans and 4 percent are held in other investments.

     At December 31, 2001, the mortgage loan balance was primarily comprised of commercial loans. Approximately 8.7 percent, 8.1 percent, 6.9 percent, 6.9 percent, 5.9 percent and 5.8 percent of the mortgage loan balance were on properties located in Louisiana, Florida, Ohio, Indiana, Maine and New York, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 2001. Our allowance for loss on mortgage loans was $3.0 million at both December 31, 2001 and 2000.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $47.5 million at December 31, 2001.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 2001, other than investments issued or guaranteed by the United States government or a United States government agency.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


   4.    INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      2001            2000
                                                         ----------   ----------   ----------      ----            ----
                                                                                                  (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)       $1,041.8       $1,199.6
       Universal life-type contracts...................      N/A          N/A          N/A        3,333.9        3,224.7
                                                                                                 --------       --------

         Total interest-sensitive products.............                                           4,375.7        4,424.3
                                                                                                 --------       --------
     Traditional products:
       Traditional life insurance contracts............    Company
                                                          experience      (a)         3.6%          538.6          537.5
       Limited-payment contracts.......................    Company
                                                          experience,
                                                         if applicable    (b)         5.0%          115.5          120.5
       Individual and group accident and health........    Company      Company
                                                          experience   experience     5.6%          159.5          155.3
                                                                                                 --------       --------

         Total traditional products....................                                             813.6          813.3
                                                                                                 --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A          219.5          244.8
                                                                                                 --------       --------

         Total.........................................                                          $5,408.8       $5,482.4
                                                                                                 ========       ========

-------------

    (a) Principally modifications of the 1965 - 70 Basic Tables.
    (b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
    (c) In 2001 and 2000: (i) approximately 89 percent and 90 percent, respectively, of this liability represented account balances where future benefits are not guaranteed; and (ii) approximately 11 percent and 10 percent, respectively, represented the present value of guaranteed future benefits determined using an average interest rate of approximately 6 percent.

5.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                      2001           2000
                                                                                                      ----           ----
                                                                                                     (Dollars in millions)
Deferred income tax (liabilities) assets:
    Net operating loss carryforwards...........................................................     $ 15.4        $    -
    Investments (primarily actively managed fixed maturities)..................................        7.5             .9
    Cost of policies purchased and cost of policies produced...................................     (178.1)        (155.4)
    Insurance liabilities......................................................................      277.5          255.1
    Unrealized depreciation....................................................................       32.7           47.1
    Other......................................................................................        6.9          (31.0)
                                                                                                    ------        -------

         Deferred income tax assets............................................................      161.9          116.7
Current income tax assets (liabilities)........................................................       31.9          (13.7)
                                                                                                    ------        -------

         Income tax assets.....................................................................     $193.8        $ 103.0
                                                                                                    ======        =======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Income tax expense (benefit) was as follows:

                                                                2001          2000         1999
                                                                ----          ----         ----
                                                                     (Dollars in millions)
Current tax provision (benefit)...........................    $ (5.8)        $ 21.6        $39.6
Deferred tax provision (benefit)..........................      (5.9)         (22.7)        22.0
                                                              ------         ------        -----

       Income tax expense (benefit).......................    $(11.7)        $ (1.1)       $61.6
                                                              ======         ======        =====

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the statement of operations is as follows:

                                                                2001          2000         1999
                                                                ----          ----         ----
U.S. statutory corporate rate...............................   (35.0)%       (35.0)%       35.0%
Nondeductible goodwill amortization.........................    17.6          37.2          3.9
Income tax credits..........................................    (5.3)        (10.1)         (.5)
Other.......................................................    (6.8)          1.8         (1.2)
                                                               -----         -----         ----

     Income tax expense.....................................   (29.5)%        (6.1)%       37.2%
                                                               =====         =====         ====

     At December 31, 2001, the Company had federal income tax loss carryforwards of $44.1 million available for use on future tax returns. These carryforwards expire in 2016.

6.   OTHER DISCLOSURES:

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. As a result of the sale of the Company's health insurance business in 1996 and the acquisition by Conseco, the Company entered into an agreement to sublease its home office building to ACCO, a subsidiary of American Brands. The building was leased from a joint venture partnership in which the Company has a one-third interest. ACCO took possession of approximately 80 percent of the building at the beginning of August 1997. A portion of the Company's operations occupied the remaining 20 percent of the building through February 15, 1998. Total rental expense was $4.1 million in 2001, $4.3 million in 2000 and $4.9 million in 1999. Future required minimum rental payments (including estimated operating expenses and taxes) as of December 31, 2001, were as follows (dollars in millions):

              2002........................................................    $ 5.0
              2003........................................................      5.1
              2004........................................................      5.3
              2005........................................................      5.4
              2006........................................................      5.6
              Thereafter..................................................     26.2
                                                                              -----

                                              Total.......................    $52.6
                                                                              =====

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Postretirement Plan

     The Company provides health care and life insurance benefits for certain eligible retired employees under a partially funded plan. Such postretirement benefit plan is contributory, with participants' contributions adjusted annually. Amounts related to the postretirement benefit plan was as follows:


                                                                                   2001       2000
                                                                                   ----       ----
                                                                                (Dollars in millions)
Benefit obligation, beginning of year.........................................   $ 15.5      $ 16.0
    Interest cost.............................................................      1.1         1.2
    Plan participants' contributions..........................................       .3          .3
    Actuarial (gain) loss.....................................................      3.8         (.2)
    Benefits paid.............................................................     (1.3)       (1.8)
                                                                                 ------      ------

Benefit obligation, end of year...............................................   $ 19.4      $ 15.5
                                                                                 ======      ======

Fair value of plan assets, beginning of year..................................   $  3.0      $  4.3
    Actual return on plan assets..............................................       .3          .4
    Benefits paid.............................................................     (1.3)       (1.7)
                                                                                 ------      ------

Fair value of plan assets, end of year........................................   $  2.0      $  3.0
                                                                                 ======      ======

Funded status.................................................................   $(17.4)     $(12.5)
Unrecognized net actuarial gain...............................................     (7.6)      (12.0)
                                                                                 ------      ------

       Accrued benefit liability..............................................   $(25.0)     $(24.5)
                                                                                 ======      ======

     We used the following weighted average assumptions to calculate benefit obligations for our 2001 and 2000 valuations: discount rate of approximately 7.0 percent and 7.8 percent, respectively; and an expected return on plan assets of approximately 4.6 percent and 4.6 percent, respectively. For measurement purposes, we assumed a 12 percent annual rate of increase in the per capita cost of covered health care benefits for 2002, decreasing gradually to 5.0 percent in 2015 and remaining level thereafter.

     Components of the cost we recognized related to the postretirement plan were as follows:

                                                                     2001           2000         1999
                                                                     ----           ----         ----
                                                                           (Dollars in millions)
Interest cost..................................................      $1.1          $1.2           $1.2
Expected return of plan assets.................................       (.1)          (.2)           (.2)
Amortization of unrecognized gain..............................       (.8)          (.8)           (.5)
                                                                     ----          ----           ----

       Net periodic benefit cost...............................      $ .2          $ .2           $ .5
                                                                     ====          ====           ====

     A one-percentage-point change in the assumed health care cost trend rates would have an insignificant effect on the net periodic benefit cost of our postretirement benefit obligation.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of such matters cannot be predicted, such lawsuits currently pending against the Company are not expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2001, includes: (i) accruals of $6.0 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2001; and (ii) receivables of $1.7 million that we estimate will be recovered through a reduction in future premium taxes as a result of such future assessments. At December 31, 2000, such guaranty fund assessment related accruals were $7.4 million and such receivables were $2.8 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $.9 million in 2001, $2.5 million in 2000 and $.9 million in 1999.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $112.2 million in 2001, $125.0 million in 2000 and $134.1 million in 1999.

     The Company holds $97.6 million of preferred stock issued by a subsidiary of Conseco, which is classified as "equity securities" in the accompanying balance sheet for both 2001 and 2000.

     During 2001, the Company recorded dividends paid on common stock totaling $40.6 million. Such dividends to our parent consisted of: (i) cash dividends of $14.8 million; and (ii) the transfer of actively managed fixed maturity securities with a carrying value of $25.8 million.

     On December 31, 2001, the Company assumed a block of specified disease policies from an affiliated company pursuant to a modified coinsurance agreement. At December 31, 2001, the Company has increased the cost of policies purchased and recorded a ceding commission payable of $67.6 million related to such reinsurance agreement (included in other liabilities in the consolidated balance sheet).

     During 2000, the Company recorded dividends on common stock totaling $77.7 million. Such dividends to our parent consisted of: (i) cash dividends of $31.2 million; and (ii) the transfer of actively managed fixed maturity securities with a carrying value of $46.5 million.

     During 1999, the Company's parent made a $50.0 million cash contribution to the Company.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


7.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                                              2001         2000         1999
                                                                              ----         ----         ----
                                                                                   (Dollars in millions)
Premiums collected:
   Direct premiums collected............................................    $ 753.6      $ 689.0      $ 842.3
   Reinsurance assumed..................................................       24.1         59.3        112.6
   Reinsurance ceded....................................................     (150.7)      (112.0)      (265.6)
                                                                            -------      -------      -------

       Premiums collected, net of reinsurance...........................      627.0        636.3        689.3
   Less premiums on universal life and products without mortality and morbidity risk which are recorded as additions to insurance
     liabilities                                                              502.8        491.5        521.2
                                                                            --------     -------      -------
       Premiums on traditional products with mortality or morbidity risk,
         recorded as insurance policy income............................      124.2        144.8        168.1
Fees and surrender charges on interest-sensitive products...............      357.7        378.0        385.2
                                                                            -------      -------      -------

       Insurance policy income..........................................    $ 481.9      $ 522.8      $ 553.3
                                                                            =======      =======      =======


     The five states with the largest shares of 2001 collected premiums were California (14 percent), Texas (12 percent), New Jersey (8.9 percent), Florida (7.9 percent) and Pennsylvania (5.1 percent). No other state accounted for more than 4 percent of total collected premiums.

     Changes in the cost of policies purchased were as follows:

                                                                 2001         2000         1999
                                                                 ----         ----         ----
                                                                      (Dollars in millions)

Balance, beginning of year................................      $388.0       $520.8       $532.6
   Additional acquisition expense on acquired policies....         2.7          4.1          6.4
   Amortization...........................................       (46.7)       (54.9)      (116.5)
   Amounts related to fair value adjustment of
     actively managed fixed maturities....................       (21.2)       (46.0)        98.3
   Reinsurance............................................        67.6           -            -
   Balance sheet reclassification adjustments and other...          -         (36.0)          -
                                                                ------       ------       ------

Balance, end of year......................................      $390.4       $388.0       $520.8
                                                                ======       ======       ======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 18 percent of the December 31, 2001, balance of cost of policies purchased in 2002, 13 percent in 2003, 10 percent in 2004, 7 percent in 2005 and 5 percent in 2006. The average discount rate used to determine the amortization of the cost of policies purchased was 6 percent in 2001.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Changes in the cost of policies produced were as follows:

                                                                 2001         2000         1999
                                                                 ----         ----         ----
                                                                      (Dollars in millions)
Balance, beginning of year................................      $272.1       $247.6       $172.7
   Additions..............................................        85.9        107.7        109.4
   Amortization...........................................       (48.1)       (67.4)       (42.2)
   Amounts related to fair value adjustment of
     actively managed fixed maturities....................          .9         (4.3)         7.7
   Balance sheet reclassification adjustments.............          -         (11.5)          -
                                                                ------       ------       ------

Balance, end of year......................................      $310.8       $272.1       $247.6
                                                                ======       ======       ======

8.   STATEMENT OF CASH FLOWS:

     Income taxes paid totaled $27.1 million in 2001, $12.5 million in 2000 and $37.5 million in 1999.

9.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies:

                                                                                     2001            2000
                                                                                     ----            ----
                                                                                    (Dollars in millions)
   Statutory capital and surplus.................................................. $253.4           $332.7

   Asset valuation reserve........................................................   11.4             51.1

   Interest maintenance reserve...................................................   62.1             61.7

     Our combined statutory net income (loss) was $(58.5) million, $32.8 million and $84.6 million in 2001, 2000 and 1999, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. During 2001, the Company paid dividends to its parent totaling $40.6 million, all of which was considered an extraordinary dividend and was approved by the Illinois Department of Insurance. Under State of Illinois insurance regulations, dividends may be paid only from earned surplus without prior approval. Therefore, the Company's unassigned surplus deficit must be eliminated before the Company can pay any dividends without prior approval.

     The National Association of Insurance Commissioners adopted codified statutory accounting principles in a process referred to as codification. Such principles are summarized in the Accounting Practices and Procedures Manual. The revised manual is effective January 1, 2001. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that we use to prepare our statutory-basis financial statements. The impact of these changes increased our statutory-based capital and surplus as of January 1, 2001, by approximately $42.0 million.








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